SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 26, 2001
                                                  ------------------------------

                              Concept Digital, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-32029                                     22-3608370
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      (Commission File Number)                (IRS Employer Identification No.)

      138 West 32nd Street, New York, NY                  10001
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)         (Zip Code)

                                 (212) 244-6888
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              (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

     (a) Financial statements of PAI will be filed by a subsequent amendment to this Report within 60 days after this Report had to be originally filed.

     (b) Pro forma financial information will be furnished with the aforementioned amendment.

     (c)  Exhibits:

Number    Exhibit

A Agreement and Plan of Merger dated as of September 14, 2001 by and among the Company, Acquisition Corporation and PAI
          (without schedules).

B.        Letter dated October 10, 2001 from Salibello & Broder LLP



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONCEPT DIGITAL, INC.
                                        -----------------------------------
                                                 (Registrant)


                                        By:      /s/ Joseph Douek
                                                 --------------------------
                                                 Joseph Douek
                                                 Chairman of the Board and
                                                 Chief Executive Officer

October 11, 2001

                      Index to Exhibits filed with Form 8-K


Number   Exhibit                                                           Page

B        Letter dated October 8, 2001 from Salibello & Broder LLP...........E-2

                                                                       EXHIBIT B


Salibello & Broder LLP
Certified Public Accountants
633 Third Avenue
New York, NY 10017
212-315-5000
FAX:  212-397-5832

                                                            October 10, 2001


Mr. Joseph Douek
Chairman of the Board and Chief Executive Officer
Concept Digital, Inc.
138 West 32nd Street
New York, NY 10001

Dear Mr. Douek:

This is to confirm that in accordance with your letter dated October 4, 2001, the client - auditor relationship between Concept Digital, Inc. (Commission File Number 0-32029) and Salibello & Broder LLP has ceased. In this regard, we have read Item 4(a), Form 8-K, dated September 26, 2001, and agree with its contents.

                                                  Very truly yours,

                                                    /s/Salibello & Broder


cc:     Chief Accountant
        SECPS Letter File, Mail Stop 11-3
        Securities and Exchange Commission
        450 Fifth Street N.W.
        Washington, DC 20549